[Pioneer Logo]

Pioneer
Micro-Cap
Fund

SEMIANNUAL REPORT 5/31/00

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    5
Schedule of Investments                            8
Financial Statements                              14
Notes to Financial Statements                     19
Trustees, Officers and Service Providers          24
The Pioneer Family of Mutual Funds                25
Programs and Services for Pioneer Shareowners     26
Retirement Plans From Pioneer                     28

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/00
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano S.p.A. announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's largest banking group based on market capitalization. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition (which is subject to regulatory approval) and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Management Discussion with Ken Fuller. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/00
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Start Pie Chart]

U.S. Common Stocks   92%
Short-Term Cash
  Equivalents         7%
International Common
  Stocks              1%

[End Pie Chart]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Start Pie Chart]

Technology               34%
Consumer Cyclicals       19%
Financial                11%
Consumer Staples          9%
Energy                    8%
Capital Goods             7%
Healthcare                5%
Utilities                 3%
Basic Materials           3%
Other                     1%

[End Pie Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. American Xtal Technology, Inc.  3.18%      6.  Power-One, Inc.                 2.14%
2. Oak Technology, Inc.            3.06       7.  Sipex Corp.                     2.01
3. Hain Celestial Group, Inc.      3.05       8.  Avant! Corp.                    1.99
4. Brooks Automation, Inc.         2.89       9.  Align-Rite International, Inc.  1.96
5. Basin Exploration, Inc.         2.41       10. WD-40 Co.                       1.86

Fund holdings will vary for other periods.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/00                          CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/00         11/30/99
                           $20.47          $17.40

Distributions per Share    Income          Short-Term          Long-Term
(11/30/99 - 5/31/00)       Dividends       Capital Gains       Capital Gains
                              -                 -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.

Average Annual Total Returns
(As of May 31, 2000)
                                 Public
                Net Asset       Offering
Period            Value          Price*
Life-of-Fund      12.21%         10.18%
(2/28/97)
1 Year            27.38          20.06

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[Begin Mountain Chart]


Growth of $10,000

              Pioneer        Merrill Lynch
             Micro-Cap         Micro-Cap
               Fund*              Index
2/97            9425             10000
5/97            9874              9981
               11099             11620
11/97          11206             12053
               11540             12616
5/98           11051             12810
                7640              9282
11/98           9282             10770
                9603             11014
5/99           10769             12127
               11245             12557
11/99          11661             13622
               15856             19279
5/00           13718             14711

[End Mountain Chart]

The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/00                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 20.01         $ 17.07

Distributions per Share     Income          Short-Term          Long-Term
(11/30/99 - 5/31/00)        Dividends       Capital Gains       Capital Gains
                               -                -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.

Average Annual Total Returns
(As of May 31, 2000)

                 If           If
 Period          Held       Redeemed*
 Life-of-Fund   11.44%      10.72%
 (2/28/97)
 1 Year          26.40       22.40

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Begin Mountain Chart]


Growth of $10,000

              Pioneer        Merrill Lynch
             Micro-Cap         Micro-Cap
               Fund*              Index
2/97           10000             10000
5/97           10473              9981
               11753             11620
11/97          11847             12053
               12173             12616
5/98           11633             13810
                8025              9282
11/98           9740             10770
               10067             11014
5/99           11263             12127
               11732             12557
11/99          12145             13662
               16478             19279
5/00           13937             14711

[End Mountain Chart]

The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/00
--------------------------------------------------------------------------------

Ken Fuller, the leader of Pioneer Micro-Cap Fund's management team, has been an investment professional for 25 years, 15 of them devoted to small-company stocks. In the following pages, he discusses the Fund's strategies and results for the first half of the current fiscal year.

Q: Micro-cap stocks generally rose over the last six months. Did the Fund's returns reflect this trend?

A: We are very pleased with the Fund's 17.64% return (Class A shares at net asset value) for the six months ended May 31, 2000. Class B shares returned 17.22%, also at net asset value. In comparison, the Fund's benchmark index, the Merrill Lynch Micro-Cap Index, gained 7.66% and the average return for the 348 small company value funds tracked by Lipper, Inc. was 7.95% for the period. (Lipper is an independent firm that tracks mutual fund performance.)

Q:  What's behind these results?

A: It was a difficult, narrow market, with technology, biotech and communications stocks providing the vast majority of the positive returns during two distinct phases of the six-month period: a strong period until March and a much more volatile period thereafter. Indeed, the overwhelming success of our technology holdings more than made up for this narrowness, especially during the stronger period. Beginning in March, the market broadened modestly and continues to do so, reflecting investor interest in a wider group of stocks.

Q:  What were your principal strategies over the last six months?

A: We made a point to lock in the gains of our best performers, an objective which tended to decrease our technology weighting. Another important strategic element has been to more quickly prune our underperformers in all sectors, cutting our losses early by selling stocks that were having difficulty, unless we are very confident that a correction is underway. We are constantly evaluating all the Fund's holdings. Included in the evaluation is an estimation of a stock's potential, regarding both its valuation and earnings. If we

Pioneer Micro-Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION 5/31/00                           (continued)

    believe it can continue to achieve above average levels of performance it will remain in the portfolio.

Q: Please tell us about some of the stocks that contributed to results, and why.

A: In technology, our best performing sector, Power-One, a manufacturer of standby power sources for computers, performed admirably, as did PRI Automation, a manufacturer of capital equipment for semiconductors. The energy sector was also strong. St. Mary Land & Exploration, a natural gas exploration firm, is one example that boasted excellent returns.

    We also had a number of strong contributors that were simply individual stock picks. The new "healthy living trend" in the food sector is an example. Celestial Seasonings, the market share leader in the specialty tea market, benefited from double digit growth rates in organic, wellness and green teas. Earnings skyrocketed as a result of the growing trend toward healthier eating. The company, one of our largest positions, was purchased during the period by The Hain Food Group for a nice premium. As a result, we now own shares of Hain Celestial Group, the leader in the organic food category, which continues to benefit from high growth rates and synergies from the Celestial Seasonings merger.

    We believe the health-based food industry is very attractive for a number of reasons: it's growing rapidly; the industry's price to earnings ratios are quite reasonable; and it's less economically sensitive. Even in a recession, the area should perform well since consumers who buy these products tend to focus on quality over price.

Q:  What stocks or sectors hurt Fund performance?

A: Financial stocks performed poorly, as rising interest rates continue to have a negative impact on this sector. Gainsco, an insurance holding, and Sun Bancorp, a bank holding, were two disappointments. Also,

Pioneer Micro-Cap Fund

    business cycle-sensitive stocks, such as those in the paper, trucking and rail equipment industries suffered. For example, Consolidated Freightways, a trucking company, returned dismal results. Not all technology stocks were strong, either. Genrad, a manufacturer of computer controlled test and development equipment, performed poorly.

Q:  What is your outlook for micro-cap stocks?

A: In the short run, we are guardedly optimistic. We think the market for micro-cap stocks will likely remain strong - the market has been given every opportunity to crack and hasn't. Large sectors of the micro-cap stock market are very cheap on a valuation basis, with the exception of technology. Nevertheless, we expect to maintain a significant technology weighting. We may gradually sell off some of the larger technology winners and find new avenues for investment in other sectors in order to maintain a diversified portfolio. However, we are not anti-technology. In our estimation the sector is still early in its growth cycle. In our view, there is no single sector about which one should be specifically optimistic; there are really a lot of compelling micro-cap stocks out there. These stocks are growing at 20 to 30% with price to earnings ratios in the 11 to 13 range, but they are being widely ignored, although there has been a modest broadening of interest in recent months. The success of micro-cap stocks should, in our opinion, continue, as stocks of technology companies with strong fundamentals maintain their success, and lower-priced stocks, those that comprise much of the micro-cap sector, see their prices rise. Although micro-cap stocks offer great long-term potential, they may be more volatile and less liquid than stocks of larger companies.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------

Shares                                                              Value
             COMMON STOCKS - 93.3%
             Basic Materials - 2.6%
             Agricultural Products - 0.3%
  22,500     Alico, Inc.                                     $    345,937
                                                             ------------
             Construction (Cement & Aggregates) - 0.6%
  40,000     Oglebay Norton Co.                              $    830,000
                                                             ------------
             Paper & Forest Products - 1.7%
  53,600     Deltic Timber Corp.                             $  1,145,700
 152,000     Mercer International Inc.*                         1,273,000
                                                             ------------
                                                             $  2,418,700
                                                             ------------
             Total Basic Materials                           $  3,594,637
                                                             ------------
             Capital Goods - 6.7%
             Aerospace/Defense - 0.9%
 180,000     First Aviation Services, Inc.*                  $  1,260,000
                                                             ------------
             Electrical Equipment - 2.4%
  32,000     Genlyte Group, Inc.*                            $    648,000
  32,000     Power-One, Inc.*                                   2,804,000
                                                             ------------
                                                             $  3,452,000
                                                             ------------
             Metal Fabricators - 2.5%
 104,000     Brushed Engineered Materials Inc.               $  1,813,500
 186,000     N N Ball & Roller, Inc.                            1,650,750
                                                             ------------
                                                             $  3,464,250
                                                             ------------
             Office Equipment & Supplies - 0.2%
  39,900     Nashua Corp.*                                   $    329,174
                                                             ------------
             Waste Management - 0.7%
  45,000     Stericycle Inc.*                                $    911,250
                                                             ------------
             Total Capital Goods                             $  9,416,674
                                                             ------------
             Communication Services - 0.8%
             Telephone - 0.8%
 110,000     Boston Communications Group, Inc.*              $  1,120,624
                                                             ------------
             Total Communication Services                    $  1,120,624
                                                             ------------
             Consumer Cyclicals - 18.1%
             Building Materials - 0.6%
  38,000     Nortek Inc.*                                    $    814,625
                                                             ------------
             Consumer (Jewelry, Novelties & Gifts) - 1.2%
 124,500     Koala Corp.*                                    $  1,774,125
                                                             ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                          Value
             Footwear - 0.9%
  78,500     Vans, Inc.*                                 $  1,236,375
                                                         ------------
             Hardware & Tools - 1.7%
 125,000     WD-40 Co.                                   $  2,429,687
                                                         ------------
             Household Furnishing & Appliances - 0.8%
 160,000     Lo-Jack Corp.*                              $  1,100,000
                                                         ------------
             Leisure Time (Products) - 0.6%
  84,000     Equity Marketing Inc.*                      $    861,000
                                                         ------------
             Publishing - 0.8%
  57,000     Advance Marketing Services, Inc.            $  1,054,500
                                                         ------------
             Retail (Computers & Electronics) - 1.1%
 147,000     Inter-TAN, Inc.*                            $  1,552,688
                                                         ------------
             Retail (Department Stores) - 0.3%
 100,000     Elder-Beerman Stores Corp.*                 $    450,000
                                                         ------------
             Retail (Home Shopping) - 1.4%
  85,000     Coldwater Creek Inc.*                       $  1,949,688
                                                         ------------
             Retail (Specialty) - 3.5%
 165,000     Guitar Center Inc.*                         $  2,124,375
 140,000     Lithia Motors Inc.*                            1,697,500
 143,000     West Marine, Inc.*                             1,152,938
                                                         ------------
                                                         $  4,974,813
                                                         ------------
             Retail (Specialty-Apparel) - 1.8%
  30,000     Chico's Fas Inc.*                           $    541,875
 126,000     Wilsons The Leather Experts Inc.*              1,976,625
                                                         ------------
                                                         $  2,518,500
                                                         ------------
             Services (Commercial & Consumer) - 1.9%
  51,500     Chemed Corp.                                $  1,561,094
 105,000     Right Management Consultants, Inc.*            1,063,125
                                                         ------------
                                                         $  2,624,219
                                                         ------------
             Textiles (Apparel) - 0.8%
 135,000     Phillips-Van Heusen Corp.                   $  1,172,813
                                                         ------------
             Textiles (Specialty) - 0.7%
 275,000     Burlington Industries, Inc.*                $    910,938
                                                         ------------
             Total Consumer Cyclicals                    $ 25,423,971
                                                         ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------

Shares                                                           Value
            Consumer Staples - 8.1%
            Distributors (Food & Health) - 1.2%
106,800     United Natural Foods Inc.*                    $  1,615,350
                                                          ------------
            Foods - 4.6%
135,355     Hain Celestial Group, Inc.*                   $  3,992,973
117,000     Horizon Organic Holding Corp.*                   1,155,375
 44,000     J & J Snack Foods Corp.*                           654,500
160,000     Zapata Corp.*                                      600,000
                                                          ------------
                                                          $  6,402,848
                                                          ------------
            Household Products (Non-Durables) - 0.7%
 30,000     National Presto Industries, Inc.              $    931,875
                                                          ------------
            Restaurants - 0.7%
160,000     Taco Cabana, Inc.*                            $  1,020,000
                                                          ------------
            Services (Facilities & Environment) - 0.9%
 61,640     Tetra Tech, Inc.*                             $  1,356,080
                                                          ------------
            Total Consumer Staples                        $ 11,326,153
                                                          ------------
            Energy - 7.6%
            Oil & Gas (Exploration/Production) - 7.6%
190,000     Basin Exploration, Inc.*                      $  3,146,875
 97,400     Natco Group Inc.*                                  925,300
 60,000     St. Mary Land & Exploration Co.                  2,160,000
100,000     Tom Brown Inc.*                                  2,187,500
166,000     Unit Corp.*                                      2,189,125
                                                          ------------
            Total Energy                                  $ 10,608,800
                                                          ------------
            Financial - 10.7%
            Banks - 0.5%
 55,000     Capital Crossing Bank*                        $    556,875
 24,000     Sun Bancorp, Inc.*                                 166,500
                                                          ------------
                                                          $    723,375
                                                          ------------
            Financial (Diversified) - 6.8%
 62,000     Bedford Property Investors Inc.               $  1,104,375
 75,000     Dollar Thrifty Automotive Group, Inc.*           1,350,000
 60,000     First Washington Realty Trust                    1,245,000
 67,000     Lasalle Hotel Properties                           938,000
 70,000     Microfinancial, Inc.                               665,000
 50,000     Pennsylvania Real Estate Investment Trust          871,875
130,000     Prime Group Realty Trust                         1,982,500

10 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                              Value
            Financial (Diversified) - (continued)
280,000     Transmedia Network Inc.*                         $    857,500
 50,000     Wellsford Real Properties                             400,000
                                                             ------------
                                                             $  9,414,250
                                                             ------------
            Insurance Brokers - 0.8%
 78,000     Clark/Bardes Holdings Inc.*                      $  1,150,500
                                                             ------------
            Insurance (Property/Casualty) - 1.8%
208,000     Gainsco Inc.                                     $  1,092,000
110,000     Highlands Insurance Group*                            797,500
 21,000     Miix Group, Inc.                                      250,687
 25,000     Philadelphia Consolidated Holding Corp.*              425,000
                                                             ------------
                                                             $  2,565,187
                                                             ------------
            Savings & Loan Companies - 0.8%
 80,000     First Washington Bancorp Inc.                    $  1,155,000
                                                             ------------
            Total Financial                                  $ 15,008,312
                                                             ------------
            Healthcare - 4.9%
            Biotechnology - 0.6%
 88,000     Texas Biotechnology Corp.*                       $    852,500
                                                             ------------
            Healthcare (Diversified) - 0.7%
 87,000     Chattem, Inc.*                                   $  1,033,125
                                                             ------------
            Healthcare (Hospital Management) - 1.5%
 95,000     Triad Hospitals Inc.*                            $  2,036,563
                                                             ------------
            Healthcare (Medical Products/Supplies) - 1.0%
 45,000     Endocare Inc.*                                   $    776,250
 40,000     Young Innovations, Inc.*                              675,000
                                                             ------------
                                                             $  1,451,250
                                                             ------------
            Healthcare (Specialized Services) - 1.1%
 55,000     Morrison Management Specialist, Inc.             $  1,495,313
                                                             ------------
            Total Healthcare                                 $  6,868,751
                                                             ------------
            Technology - 31.4%
            Communications Equipment - 0.7%
 68,300     Vyyo, Inc.*                                      $  1,007,425
                                                             ------------
            Computers (Hardware) - 0.2%
 50,000     Auspex Systems, Inc.                             $    237,500
                                                             ------------
            Computers (Peripherals) - 0.8%
100,000     Secure Computing Corp.*                          $  1,162,500
                                                             ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                       (continued)
--------------------------------------------------------------------------------


Shares                                                           Value
            Computers (Software & Services) - 3.6%
165,000     Avant! Corp.*                                  $ 2,598,750
 65,000     Avid Technology Inc.*                              654,062
 80,000     JDA Software Group Inc.*                         1,230,000
110,000     Pervasive Software, Inc.*                          556,875
                                                           -----------
                                                           $ 5,039,687
                                                           -----------
            Electronics (Component Distributors) - 7.4%
 75,000     ACT Manufacturing, Inc.*                       $ 2,362,500
271,240     Oak Technology, Inc.*                            4,000,790
 20,600     Parlex Corp.*                                      458,350
 40,000     Power Integrations, Inc.*                          930,000
120,000     Sipex Corp.*                                     2,626,875
                                                           -----------
                                                           $10,378,515
                                                           -----------
            Electronics (Instrumentation) - 0.8%
160,000     Genrad Inc.*                                   $ 1,170,000
                                                           -----------
            Electronics (Semiconductors) - 4.2%
120,000     American Xtal Technology, Inc.*                $ 4,155,000
250,000     Xicor, Inc.*                                     1,703,125
                                                           -----------
                                                           $ 5,858,125
                                                           -----------
            Equipment (Semiconductors) - 11.9%
128,000     Align-Rite International, Inc.*                $ 2,560,000
100,000     Applied Science & Technology, Inc.*              2,031,250
 39,000     ATMI Inc.*                                       1,496,625
 95,000     Brooks Automation, Inc.*                         3,776,250
 30,000     Helix Technology Corp.                           1,021,875
 70,000     HI/FN, Inc.*                                     2,025,625
  2,500     Photon Dynamics Inc.*                              150,780
 35,000     PRI Automation, Inc.*                            1,798,672
 38,700     Veeco Instruments, Inc.                          1,741,500
                                                           -----------
                                                           $16,602,577
                                                           -----------
            Services (Computer Systems) - 1.4%
100,000     Centigram Communications Corp.*                $ 1,893,750
                                                           -----------
            Services (Data Processing) - 0.4%
 60,000     PSW Technologies, Inc.*                        $   577,500
                                                           -----------
            Total Technology                               $43,927,579
                                                           -----------

12  The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

Shares                                                              Value
             Transportation - 0.1%
             Railroads - 0.0%
       1     Rail America Inc.                               $          4
                                                              ------------
             Truckers - 0.1%
  35,000     Consolidated Freightways Corp.*                 $    157,500
                                                              ------------
             Total Transportation                            $    157,504
                                                              ------------
             Utilities - 2.3%
             Natural Gas - 2.3%
  51,000     NUI Corp.                                      $  1,428,000
 200,000     Southwestern Energy Co.                           1,850,000
                                                             ------------
             Total Utilities                                $  3,278,000
                                                             ------------
             TOTAL COMMON STOCKS
             (Cost $115,710,909)                            $130,731,005
                                                            ------------

Principal
Amount
                TEMPORARY CASH INVESTMENTS - 6.7%
                Commercial Paper - 6.7%
$5,145,000      Citigroup Inc., 6.62%, 6/2/00              $  5,145,000
 4,242,000      Ford Motor Credit Corp., 6.61%, 6/1/00        4,242,000
                                                           ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $9,387,000)                          $  9,387,000
                                                           ------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $125,097,909) (a) (b)                $140,118,005
                                                           ------------

* Non-income producing security.

(a) At May 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $125,382,032 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $ 27,873,751
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     $(13,137,778)
                                                                    ------------
    Net unrealized gain                                             $ 14,735,973
                                                                    ------------

(b) At November 30, 1999, the Fund had a capital loss carryforward of $1,666,148 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2000, aggregated $73,286,078 and $38,343,887, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
BALANCE SHEET 5/31/00 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $9,387,000) (cost $125,097,909)                 $140,118,005
  Cash                                                                      902
  Receivables -
   Investment securities sold                                         1,022,032
   Fund shares sold                                                     336,899
   Dividends and interest                                                47,653
  Organizational costs - net                                              8,793
  Other                                                                  11,075
                                                                   ------------
     Total assets                                                  $141,545,359
                                                                   ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                         $    530,565
  Due to affiliates                                                     317,151
  Accrued expenses                                                       89,265
                                                                   ------------
     Total liabilities                                             $    936,981
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $127,571,984
  Accumulated net investment loss                                      (526,099)
  Accumulated net realized loss on investments and futures
    contracts                                                        (1,457,603)
  Net unrealized gain on investments                                 15,020,096
                                                                   ------------
     Total net assets                                              $140,608,378
                                                                   ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $55,039,124/2,689,115 shares)                 $      20.47
                                                                   ------------
   Class B (based on $85,569,254/4,277,373 shares)                 $      20.01
                                                                   ------------
MAXIMUM OFFERING PRICE:
   Class A                                                         $      21.72
                                                                   ------------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/00

INVESTMENT INCOME:
  Dividends                                                           $  502,934
  Interest                                                               411,853
                                                                      ----------
    Total investment income                                                            $   914,787
                                                                                       -----------
EXPENSES:
  Management fees                                                     $  710,841
  Transfer agent fees
   Class A                                                                59,982
   Class B                                                               103,319
  Distribution fees
   Class A                                                                61,641
   Class B                                                               399,658
  Administrative fees                                                     15,793
  Custodian fees                                                          18,209
  Registration fees                                                       22,509
  Professional fees                                                       28,914
  Printing                                                                16,653
  Organization costs                                                       2,562
  Fees and expenses of nonaffiliated trustees                             13,176
  Miscellaneous                                                            5,149
                                                                      ----------
    Total expenses                                                                     $ 1,458,406
    Less fees paid indirectly                                                              (17,520)
                                                                                       -----------
    Net expenses                                                                       $ 1,440,886
                                                                                       -----------
     Net investment loss                                                               $  (526,099)
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS:
  Net realized gain from:
   Investments                                                        $1,278,488
   Futures contracts                                                     340,403       $ 1,618,891
                                                                      ----------       -----------
  Change in net unrealized gain on investments                                         $11,161,244
                                                                                       -----------
    Net gain on investments and futures contracts                                      $12,780,135
                                                                                       -----------
    Net increase in net assets resulting from operations                               $12,254,036
                                                                                       -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/00 and the Year Ended 11/30/99

                                                              Six Months
                                                                 Ended              Year
                                                                5/31/00             Ended
                                                              (unaudited)          11/30/99
FROM OPERATIONS:
  Net investment loss                                        $   (526,099)      $   (978,784)
  Net realized gain on investments and futures contracts        1,618,891          6,951,580
  Change in unrealized gain on investments and futures
    contracts                                                  11,161,244         13,341,071
                                                             ------------       ------------
   Net increase in net assets resulting from
     operations                                              $ 12,254,036       $ 19,313,867
                                                             ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                           $ 64,003,112       $ 24,805,249
  Cost of shares repurchased                                  (26,074,147)       (47,473,545)
                                                             ------------       ------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                 $ 37,928,965       $(22,668,296)
                                                             ------------       ------------
   Net increase (decrease) in net assets                     $ 50,183,001       $ (3,354,429)
NET ASSETS:
  Beginning of period                                          90,425,377         93,779,806
                                                             ------------       ------------
  End of period (including accumulated net investment
    loss of $526,099 and $0, respectively)                   $140,608,378       $ 90,425,377
                                                             ------------       ------------

                                '00 Shares    '00 Amount
CLASS A                        (unaudited)    (unaudited)           '99 Shares     '99 Amount
Shares sold                     1,351,156     $29,905,826              856,949     $ 13,979,576
Less shares repurchased          (599,930)    (12,911,020)          (1,556,258)     (24,279,765)
                                ---------     -----------           ----------     ------------
  Net increase (decrease)         751,226     $16,994,806             (699,309)    $(10,300,189)
                                ---------     -----------           ----------     ------------
CLASS B
Shares sold                     1,584,492     $34,097,286              670,941     $ 10,825,673
Less shares repurchased          (629,862)    (13,163,127)          (1,529,946)     (23,193,780)
                                ---------     -----------           ----------     ------------
  Net increase (decrease)         954,630     $20,934,159             (859,005)    $(12,368,107)
                                ---------     -----------           ----------     ------------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended          Year          Year        2/28/97
                                                    5/31/00(a)        Ended        Ended          to
                                                    (unaudited)     11/30/99      11/30/98    11/30/97(a)
CLASS A
Net asset value, beginning of period                $ 17.40         $ 13.85      $  17.84       $ 15.00
                                                    -------         -------      --------       -------
Increase (decrease) from investment operations:
 Net investment loss                                $ (0.04)        $ (0.08)     $  (0.15)      $ (0.07)
 Net realized and unrealized gain (loss) on
   investments and futures contracts                   3.11            3.63         (2.77)         2.91
                                                    --------        -------      --------       --------
  Net increase (decrease) from investment
    operations                                      $  3.07         $  3.55      $  (2.92)      $  2.84
Distributions to shareholders:
 Net realized gain                                        -               -        ( 1.07)            -
                                                    --------        -------      --------       --------
Net increase (decrease) in net asset value          $  3.07         $  3.55      $  (3.99)      $  2.84
                                                    --------        -------      --------       --------
Net asset value, end of period                      $ 20.47         $ 17.40      $  13.85       $ 17.84
                                                    --------        -------      --------       --------
Total return*                                         17.64%          25.63%       (17.17)%       18.93%
Ratio of net expenses to average net assets+           1.78%**         2.02%         1.85%         1.76%**
Ratio of net investment loss to average net
  assets+                                             (0.37)%**       (0.71)%      ( 0.83)%       (0.60)%**
Portfolio turnover rate                                  67%**           78%           81%           55%**
Net assets, end of period (in thousands)            $55,039         $33,714      $ 36,528       $51,825
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
 Net expenses                                          1.78%**         2.02%         1.85%         2.12%* *
 Net investment loss                                  (0.37)%**       (0.71)%      ( 0.83)%       (0.96)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                          1.75%* *        1.98%         1.84%         1.70%* *
 Net investment loss                                  (0.34)%**       (0.67)%      ( 0.82)%       (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                   Six Months
                                                      Ended            Year          Year        2/28/97
                                                     5/31/00          Ended        Ended           to
                                                   (unaudited)      11/30/99      11/30/98     11/30/97(a)
CLASS B
Net asset value, beginning of period                 $ 17.07         $ 13.69      $  17.77       $ 15.00
                                                     -------         -------      --------       -------
Increase (decrease) from investment operations:
 Net investment loss                                 $ (0.08)        $ (0.24)     $  (0.25)      $ (0.16)
 Net realized and unrealized gain (loss) on
   investments and futures contracts                    3.02            3.62         (2.76)         2.93
                                                     -------        -------      --------       --------
  Net increase (decrease) from investment
    operations                                       $  2.94         $  3.38      $  (3.01)      $  2.77
Distributions to shareholders:
 Net realized gain                                         -               -        ( 1.07)            -
                                                    --------        -------      --------       --------
Net increase (decrease) in net asset value           $  2.94         $  3.38      $  (4.08)      $  2.77
                                                    --------        -------      --------       --------
Net asset value, end of period                       $ 20.01         $ 17.07      $  13.69       $ 17.77
                                                    --------        -------      --------       --------
Total return*                                          17.22%          24.69%       (17.78)%       18.47%
Ratio of net expenses to average net assets+            2.54%**         2.73%         2.55%         2.48%**
Ratio of net investment loss to average net
  assets+                                              (1.12)%**       (1.42)%       (1.53)%       (1.32)%**
Portfolio turnover rate                                   67%**           78%           81%           55%**
Net assets, end of period (in thousands)             $85,569         $56,711      $ 57,252       $70,971
Ratios assuming no waiver of management
  fees and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
 Net expenses                                           2.54%* *        2.73%         2.55%         2.81%* *
 Net investment loss                                   (1.12)%**       (1.42)%       (1.53)%       (1.65)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                           2.52%* *        2.69%        2.54%          2.42%* *
 Net investment loss                                   (1.10)%**      (1.38)%       (1.52)%        (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)                    (cont'd)
--------------------------------------------------------------------------------

  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.

B. Futures Contracts

  The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At May 31, 2000, the Fund had no outstanding futures contracts.

C. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $6,305 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2000.

E. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

F. Deferred Organization Costs

  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)                    (cont'd)
--------------------------------------------------------------------------------

insurance premiums, are paid by the Fund. At May 31, 2000, $148,841 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $69,876 in transfer agent fees payable to PSC at May 31, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $98,434 in distribution fees payable to PFD at May 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2000, CDSCs in the amount of $126,449 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2000, the Fund's expenses were reduced by $17,520 under such arrangements.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2000, the Fund had no borrowings under this agreement.

Pioneer Micro-Cap Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers

John F. Cogan, Jr.                   John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.              David D. Tripple, Executive Vice President
Margaret B.W. Graham                 Eric W. Reckard, Treasurer
Marguerite A. Piret                  Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                             Income Funds
United States                            Taxable
Pioneer Growth Shares                    Pioneer America Income Trust
Pioneer Micro-Cap Fund                   Pioneer Bond Fund
Pioneer Mid-Cap Fund                     Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund               Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund        Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund                 Tax-Free
                                         Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund            Money Market Fund
Pioneer Europe Fund                      Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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RETIREMENT PLANS FROM PIONEER
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Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA lets investors contribute up to $2,000 a year. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties

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403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

 Pioneer Investment Management, Inc.
 60 State Street                            8538-00-0700
 Boston, Massachusetts 02109                (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com                       [Recycle] Printed on Recycled Paper